Exhibit 10.1

AMENDMENT ONE

to

SALES ALLIANCE AGREEMENT

between

SOFTWARE SPECTRUM, INC.

(as successor-in-interest to CorpSoft, Inc.)

and

INTRAWARE, INC.

This Amendment One (“Amendment One”) amends the Sales Alliance Agreement dated June 28, 2001 between Software Spectrum, Inc., as successor-in-interest to CorpSoft, Inc. (“Spectrum”) and Intraware, Inc. (“Intraware”), and any prior amendments thereto (the “Agreement”).

1.               Term Extension.  The parties hereby agree to extend the term of the Agreement for an additional year, through June 30, 2004.

2.               Operating Income.  Section 9.2 of the Agreement is deleted in its entirety and replaced with the following:

9.2           Spectrum Operating Income

Spectrum and Intraware agree to **** Operating Income derived by Spectrum from all sales of Sun Software by Spectrum and Intraware under this Agreement.  It is the intent of Spectrum and Intraware that sales of Sun Software include any such sales by their respective affiliates, resellers, distributors, agents, dealers, or representatives.

As used herein:

“Operating Income” means the Gross Profit, less (i) the expenses listed in the first paragraph of Exhibit B – Intraware Representatives (as amended), (ii) the SubscribeNet Fee, (iii) the Spectrum Back Office Fee, and (iv) the Spectrum sales commission.

“Gross Profit” means the total revenue payable to Spectrum for all Qualified Orders for Sun Software, less all taxes in connection with the orders, shipping, credits, returns, and amounts payable to Sun or its distributor for Sun Software.

“SubscribeNet Fee” means the amount set forth in Exhibit B, as amended.

“Spectrum Back Office Fee” means **** of the Gross Profit for a given month.

“Spectrum sales commission” means **** of the Gross Profit for a given month.

“Sun Software” means all Sun Microsystems, Inc. software.

All Operating Income disbursements shall be paid thirty (30) days following the end of each calendar quarter.    The parties agree that the formula or basis used to establish Operating Income and costs of sales and expenses may need to be amended from time to time by written agreement signed by both parties, and the parties agree to work together, in good faith, to make such adjustments.

3.               To conform with above changes, the third sentence of Section 2.2 of the Agreement is deleted in its entirety and replaced with the following:

  **** Confidential treatment has been requested for this portion.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

For the duration of this Agreement, it is the intention of Spectrum and Intraware that each party benefit and share equally in the Operating Income (as defined in Section 9.2 below) resulting from the sales alliance herein.

4.               Auditor Confirmations.  The following is added at the end of Section 9.4:  “Each party shall respond in a reasonably timely manner to requests by the other party’s outside auditors for confirmation of a party’s payment obligations under this Agreement.”

5.               Exhibit B.  Exhibit B to the Agreement is deleted in its entirety and replaced with Exhibit B attached hereto.

6.               Subject to the above modifications, the Agreement shall remain in full force and effect.

SOFTWARE SPECTRUM, INC.	INTRAWARE, INC.

By:	By:

Name:	Name:

Title:	Title:

Date:	Date:

Effective Date of this Amendment One:  April 1, 2003

EXHIBIT B

Compensation

Except as otherwise indicated, capitalized terms used in this Exhibit shall have the meanings ascribed to them in the Agreement, as amended.

•                  Intraware Representatives:

Spectrum shall reimburse Intraware for the following costs associated with the Sales Representatives (“Reps”) listed by title in the attached Schedule 1:  the Rep’s base salary, commissions, benefits, and overhead costs, as detailed in the attached Schedule 1.  The parties anticipate that Schedule 1 will be amended from time to time; provided, however that no updated Schedule 1 shall be effective unless it is signed by authorized representatives of both parties.

The parties anticipate that Spectrum’s reimbursement to Intraware for the Reps listed in Schedule 1 will be in the amount of approximately **** per quarter, or **** per year.  Intraware will invoice Spectrum for the actual amount of the reimbursement monthly, and such invoices will be payable in accordance with Section 9.1.1 of the Agreement.  Notwithstanding anything to the contrary in this Exhibit B, in no event will the amount invoiced by Intraware to Spectrum for such reimbursement exceed **** for any quarter, without Spectrum’s prior approval.

•                  Revenue - Profit Sharing:

See Section 9.2.

•                  SubscribeNet Fee

As a fee for the SubscribeNet service, Spectrum shall pay to Intraware eighteen and one-half percent (18.5%) of the Gross Profit from sales of Sun Software during the term of the Agreement.   Such SubscribeNet service fee shall be paid by Spectrum fifteen (15) days following the end of each month.

  **** Confidential treatment has been requested for this portion.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

SCHEDULE 1

to

EXHIBIT B

Updated 5/30/03

****

SOFTWARE SPECTRUM, INC.	INTRAWARE, INC.

By:	By:

Name:	Name:

Title:	Title:

Date:	Date:

  **** Confidential treatment has been requested for this portion.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.